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                                                                      EXHIBIT 21
                              LIST OF SUBSIDIARIES
                              GRAY TELEVISION, INC.


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                       Name of Subsidiary                                     Jurisdiction of Incorporation
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
       The Albany Herald Publishing Co.                                                    Georgia
       Post-Citizen Media, Inc.                                                            Georgia
       Gray Communications of Indiana, Inc.                                                Georgia
       WEAU-TV, Inc.                                                                       Georgia
       WVLT-TV, Inc.                                                                       Georgia
       WRDW-TV, Inc.                                                                       Georgia
       WITN-TV, Inc                                                                        Georgia
       Gray Kentucky Television, Inc.                                                      Georgia
       Gray Communications of Texas, Inc.                                                  Georgia
       Gray Communications of Texas - Sherman, Inc.                                        Georgia
       Gray Transportation Company, Inc.                                                   Georgia
       Gray Real Estate and Development Co.                                                Georgia
       Gray Florida Holdings, Inc.                                                         Georgia
       Gray Television of Nevada, Inc.                                                     Georgia
       KOLN/KGIN, Inc.                                                                     Delaware
       WEAU Licensee Corp.                                                                 Delaware
       KOLN/KGIN License, Inc.                                                             Delaware
       WJHG Licensee Corp.                                                                 Delaware
       WCTV Licensee Corp.                                                                 Delaware
       WVLT Licensee Corp.                                                                 Delaware
       WRDW Licensee Corp.                                                                 Delaware
       WITN Licensee Corp.                                                                 Delaware
       WKYT Licensee Corp.                                                                 Delaware
       WYMT Licensee Corp.                                                                 Delaware
       KWTX-KBTX Licensee Corp.                                                            Delaware
       KXII Licensee Corp.                                                                 Delaware
       Gray Television Management, Inc.                                                    Delaware
       Gray MidAmerica Holdings, Inc.                                                      Delaware
       Gray Publishing, Inc.                                                               Delaware
       Gray Digital, Inc.                                                                  Delaware
       KWTX-KBTX LP Corp.                                                                  Delaware
       KXII LP Corp.                                                                       Delaware
       Porta-Phone Paging Licensee Corp.                                                   Delaware
       KXII L.P.                                                                           Delaware
       KWTX - KBTX L.P.                                                                    Delaware
       KOLO Licensee Corp.                                                                 Delaware
       Gray MidAmerica Television, Inc.                                                    Delaware
       Gray MidAmerica TV, Inc.                                                            Delaware
       Gray MidAmerica Cable, Inc.                                                         Delaware
       Gray MidAmerica TV Interactive Media, Inc.                                          Delaware
       Gray MidAmerica TV Licensee Corp.                                                   Delaware
       Gulf Link Communications, Inc.                                                      Louisiana

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